SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 28, 2004

                                 Date of Report
                        (Date of earliest event reported)

                           RITA Medical Systems, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            000-30959                               94-3199149
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    (Commission File Number)           (I.R.S. Employer Identification No.)


                             967 N. Shoreline Blvd.
                             Mountain View, CA 94043
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             (Address of principal executive offices, with zip code)

                                 (650) 314-3400
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              (Registrant's telephone number, including area code)


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Item 5. Other Events and Required FD Disclosure.

         On June 3, 2004, RITA Medical Systems, Inc., a Delaware corporation, announced that its Annual Meeting of Stockholders will be held at 10:00 a.m. Pacific Time on Thursday, July 29, 2004. The meeting will be held at Heller Ehrman White & McAuliffe LLP, located at 2775 Sand Hill Road, Menlo Park, CA 94025. A copy of the press release announcing the upcoming meeting is attached as Exhibit 99.1 hereto and incorporated by reference herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RITA Medical Systems, Inc.

Date: June 28, 2004             By: /s/ Donald Stewart
                                    -------------------------------------------
                                    Donald Stewart, Chief Financial Officer and
                                    Vice President Finance and Administration


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                           RITA MEDICAL SYSTEMS, INC.

                                INDEX TO EXHIBITS

    Exhibit
    Number        Description
    ------        -----------

         99.1     Press  Release of RITA Medical  Systems,  Inc.  dated June 28,
                  2004.